ACE HARDWARE CORPORATION:  POWER OF ATTORNEY
              --------------------------------------------
	KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors of ACE HARDWARE CORPORATION, a Delaware corporation, hereby constitutes and appoints DAVID F. HODNIK and LORI L. BOSSMANN, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Post-Effective Amendment No. 5 to the Registration Statement on Form S-2, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has set his or her hand and seal as of this 15th day of March, 2000.



__________________________________               _______________________________
Jennifer C. Anderson                             D. William Hagan


__________________________________               _______________________________
Richard F. Baalmann, Jr.                         Mark Jeronimus


__________________________________               ______________________________
Eric R. Bibens II                                Howard J. Jung


__________________________________               ______________________________
Lawrence R. Bowman                               Mario R. Nathusius


__________________________________               ______________________________
James T. Glenn                                   Roger E. Peterson


__________________________________               ______________________________
Daniel L. Gust                                   Richard W. Stine